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                                                                     EXHIBIT 1.1


                                1,341,000 SHARES(1)

                         FIRSTCITY FINANCIAL CORPORATION

                                  COMMON STOCK

                               PURCHASE AGREEMENT


                                                                __________, 1998

Piper Jaffray Inc.
  As Representative of the several Underwriters named in Schedule II hereto c/o
  Piper Jaffray Inc.
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, Minnesota 55402

Ladies and Gentlemen:

         FirstCity Financial Corporation, a Delaware corporation (the "Company"), and the stockholders of the Company listed in Schedule I hereto (the "Selling Stockholders") severally propose to sell to the several Underwriters named in Schedule II hereto (the "Underwriters") an aggregate of 1,341,000 shares (the "Firm Shares") of Common Stock, $0.01 par value per share (the "Common Stock"), of the Company. The Firm Shares consist of 1,000,000 authorized but unissued shares of Common Stock to be issued and sold by the Company and 341,000 outstanding shares of Common Stock to be sold by the Selling Stockholders. The Company has also granted to the several Underwriters an option to purchase up to 201,150 additional shares of Common Stock on the terms and for the purposes set forth in Section 3 hereof (the "Option Shares"). The Firm Shares and any Option Shares purchased pursuant to this Purchase Agreement are herein collectively called the "Securities."

         The Company and the Selling Stockholders hereby confirm their agreement with respect to the sale of the Securities to the several Underwriters, for whom you are acting as Representative (the "Representative").

         1. Registration Statement and Prospectus. A registration statement on Form S-3 (File No. 333-_______) with respect to the Securities, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission;

--------
1 Plus an option to purchase up to 201,150 additional shares to cover over-allotments.






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one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed; and, if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b). Copies of such registration statement(s) and amendments and each related preliminary prospectus have been delivered to the Underwriters.

         If the Company has elected not to rely upon Rule 430A of the Rules and Regulations, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus (including a term sheet meeting the requirements of Rule 434 of the Rules and Regulations). If the Company has elected to rely upon Rule 430A of the Rules and Regulations, it will prepare and file a prospectus (or a term sheet meeting the requirements of Rule 434) pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Such registration statement as amended at the time it is or was declared effective by the Commission, and, in the event of any amendment thereto after the effective date and prior to the First Closing Date (as hereinafter defined), such registration statement as so amended (but only from and after the effectiveness of such amendment), including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Act, documents incorporated by reference therein and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rules 430A(b) and 434(d) of the Rules and Regulations, is hereinafter called the "Registration Statement." The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission is hereinafter called the "Prospectus," except that if any prospectus (including any term sheet meeting the requirements of Rule 434 of the Rules and Regulations provided by the Company for use with a prospectus subject to completion within the meaning of Rule 434 in order to meet the requirements of Section 10(a) of the Rules and Regulations) filed by the Company with the Commission pursuant to Rule 424(b) (and Rule 434, if applicable) of the Rules and Regulations or any other such prospectus provided to the Underwriters by the Company for use in connection with the offering of the Securities (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) (and Rule 434, if applicable) or from and after the time it is first provided to the Underwriters by the Company for such use. The term "Preliminary Prospectus" as used herein means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Act and any prospectus subject to completion as described in Rule 430A or 434 of the Rules and Regulations.

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "stated" or "set forth" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, and any reference herein to the Registration Statement, any




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preliminary prospectus or the Prospectus shall be deemed to refer to and include such information and any documents incorporated by reference therein pursuant to Form S-3 under the Act (collectively, the "Incorporated Documents"), as of the date of the Preliminary Prospectus or the Prospectus, as the case may be. Any document filed by the Company under the Securities Exchange Act of 1934, as amended and the rules and regulations of the Commission thereunder (collectively the "Exchange Act"), after the effective date of the Registration Statement or the date of the Prospectus and incorporated by reference in the Prospectus shall be deemed to be included in the Registration Statement and the Prospectus as of the date of such filing.

         2. Representations and Warranties of the Company and the Selling Stockholders.

                  (a) The Company represents and warrants to, and agrees with, the several Underwriters as follows:

                           (i) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and each Preliminary Prospectus, at the time of filing thereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

                           (ii) As of the time the Registration Statement (or any post-effective amendment thereto, including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the
         Act) is or was declared effective by the Commission, upon the filing or first delivery to the Underwriters of the Prospectus (or any supplement to the Prospectus (including any term sheet meeting the requirements of Rule 434 of the Rules and Regulations)) and at the First Closing Date and Second Closing Date (as hereinafter defined), (A) the Registration Statement and Prospectus (in each case, as so amended and/or supplemented) conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations, (B) the Registration Statement (as so amended) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus (as so supplemented) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they are or were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof. If the Registration Statement has been declared effective by the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission.




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                           (iii)      The consolidated financial statements of
         the Company and its subsidiaries, together with the notes thereto, set forth in the Registration Statement and Prospectus comply in all material respects with the requirements of the Act and fairly present the consolidated financial condition of the Company as of the dates indicated and the consolidated results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein); and the supporting schedules and other financial and statistical information and data included in the Registration Statement and Prospectus present fairly the information required to be stated therein and are in all material respects accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. No other financial statements or schedules are required to be included in the Registration Statement or Prospectus. KPMG Peat Marwick LLP, which has expressed its opinion with respect to the financial statements filed as a part of the Registration Statement and included in the Registration Statement and Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

                           (iv) Each of the Company and its subsidiaries (including for all purposes of this Agreement the subsidiary of the Company that is the general partner or limited partner of each Acquisition Partnership (as defined in the Prospectus)) has been duly organized and is validly existing as a corporation, in good standing under the laws of its jurisdiction of incorporation. Each of the Acquisition Partnerships is identified on Schedule III hereto and has been duly organized and is validly existing as a limited partnership under the laws of its jurisdiction of organization. Each of the Company, its subsidiaries and the Acquisition Partnerships has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation or limited partnership in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so quality would have a material adverse effect upon the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

                           (v) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, none of the Company, its subsidiaries or the Acquisition Partnerships has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, except for issuances of stock options pursuant to the Stock Option Plans (as defined in the Prospectus) in the ordinary course consistent with the Company's past practice, of the Company, any of its subsidiaries or any of the Acquisition Partnerships, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business,




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         prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

                           (vi) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened, any action, suit or proceeding to which the Company or any of its subsidiaries or Acquisition Partnerships is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

                           (vii) There are no contracts or documents of the Company or any of its subsidiaries or Acquisition Partnerships that are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations or as exhibits to the Incorporated Documents by the Exchange Act that have not been so filed.

                           (viii) This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Company is a party or by which it is bound or to which any of its property is subject, the Company's charter or by-laws, or any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Act or state securities or blue sky laws; and the Company has full power and authority to enter into this Agreement and to authorize, issue and sell the Securities as contemplated by this Agreement.

                           (ix) All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the holders thereof are not subject to personal liability by reason of being such holders; the Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms hereof, will have been validly issued and will be fully paid and nonassessable, the holders thereof will not be subject to personal liability by reason of being such holders, and the certificates evidencing the Securities will comply with all




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         applicable requirements of Delaware law and The Nasdaq Stock Market
         ("Nasdaq"); and the capital stock of the Company, including the Common Stock, conforms to the description thereof in the Registration Statement and Prospectus, the Company's charter and the Company's Form 8-A Registration Statement filed with the Commission on July 12, 1997. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter, by-laws or any agreement or other instrument to which the Company is a party or by which the Company is bound. Except as disclosed in the Prospectus or set forth in an exhibit to the Registration Statement, there are no contracts, agreements or understandings between the Company and any person with respect to the registration under the Act of any securities of the Company owned or to be owned by such person. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company. All of the issued and outstanding shares of capital stock of each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Registration Statement and Prospectus, and except for any directors' qualifying shares, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. Except as described in the Registration Statement and the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company. The Company has an equity interest in each of the Acquisition Partnerships as set forth in the Registration Statement and the Prospectus, and there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from any Acquisition Partnership any equity interest in any Acquisition Partnership. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus.

                            (x) Except as would not, singly or in the aggregate, result in a material adverse effect on the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, (A) each of the Company, its subsidiaries and the Acquisition Partnerships holds, and is operating in compliance in all respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders are valid and in full force and effect; and (B) the Company and each of its subsidiaries and Acquisition Partnerships is in compliance in all respects with all applicable federal, state, local and foreign laws, rules, regulations, orders, judgments and decrees.

                            (xi) Except as would not, singly or in the aggregate, result in a material adverse effect on the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, (A) each of the Company, its subsidiaries and the Acquisition Partnerships has good and marketable title to all property described in the Registration Statement and Prospectus as being owned by it, in each case free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus; (B) the property held under lease by the Company, its subsidiaries and the Acquisition Partnerships is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any




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         respect with the conduct of the business of the Company, its subsidiaries or the Acquisition Partnerships; (C) each of the Company, its subsidiaries and the Acquisition Partnerships owns or possesses all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of the business of the Company, its subsidiaries and the Acquisition Partnerships as currently carried on and as described in the Registration Statement and Prospectus; (D) except as stated in the Registration Statement and Prospectus, no name which the Company, any of its subsidiaries or any of the Acquisition Partnerships uses and no other aspect of the business of the Company, any of its subsidiaries or any of the Acquisition Partnerships will, to the best knowledge of the Company, involve or give rise to any infringement of, or license or similar fees for, any patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights and neither the Company nor any of its subsidiaries or any of the Acquisition Partnerships has received any notice alleging any such infringement or fee.

                            (xii) Neither the Company nor any of its subsidiaries or any of the Acquisition Partnerships is, and no event has occurred that with the giving of notice or passage of time or both would cause the Company, any of its subsidiaries or any of the Acquisition Partnerships to be, in violation of its respective charter or by-laws or other organizational document or in breach of or otherwise in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company, any of its subsidiaries or any of the Acquisition Partnerships is subject.

                            (xiii) Each of the Company, its subsidiaries and the Acquisition Partnerships has filed all federal, state, local and foreign income and franchise tax returns required to be filed and is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company, any of its subsidiaries or any of the Acquisition Partnerships is contesting in good faith. No deficiency with respect to any such return has been assessed or proposed.

                           (xiv) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

                           (xv) A registration statement relating to the Common Stock has been declared effective by the Commission pursuant to the Exchange Act, and the Common Stock is duly registered thereunder. The Securities have been listed on the Nasdaq National Market subject to notification of issuance of the Securities. The Company has taken no action designed to terminate, or likely to have the effect of terminating, the registration of the Securities under the Exchange Act or qualification of the Securities on the Nasdaq National Market, nor has the Company received any notification that the Commission or the National




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         Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or qualification.

                           (xvi)      Other than the subsidiaries of the
         Company and the Acquisition Partnerships listed on Schedule III hereto, the Company owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

                           (xvii) Each of the Company, its subsidiaries and the Acquisition Partnerships maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (xviii)    Other than as contemplated by this
         Agreement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                           (xix) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

                           (xx) Except as set forth in the loan agreements entered into by the Company's subsidiaries, which loan agreements are identified in the Registration Statement, or as set forth in loan agreements entered into by the Acquisition Partnerships, no subsidiary of the Company or any Acquisition Partnership is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distributions, from repaying to the Company any loans or advances to such entity or from transferring any of such entity's property or assets to the Company or any other subsidiary of the Company or Acquisition Partnership, except as disclosed in the Registration Statement and the Prospectus.

                           (xxi) The Incorporated Documents, when such documents or the documents from which such information was incorporated, including any amendments to such documents, were filed with the Commission, conformed in all materials respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents or information contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all




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         material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (xxii) Since the date of the most recent audited financial statements included in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries or Acquisition Partnerships has sustained any material loss or interference with its business, which loss or interference was material to the Company, its subsidiaries and the Acquisition Partnerships taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Registration Statement and the Prospectus.

                           (xxiii)    Neither the Company nor any of its
         officers, directors or affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, or (B) since the filing of the Registration Statement, sold, or paid anyone any compensation for soliciting purchases of, the Securities.

                           (xxiv) The Company, each of its subsidiaries and the Acquisition Partnerships are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is prudent; and neither the Company nor any such subsidiary or Acquisition Partnership has any reason to believe that it will not be able to renew its existing insurance coverage from similar insurers as may be necessary to continue its business at a comparable cost, except as disclosed in the Registration Statement and the Prospectus.

                           (xxv) Except as would not, singly or in the aggregate, result in a material adverse effect on the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, (A) neither the Company nor any of its subsidiaries or the Acquisition Partnerships is in violation of any federal, state, local or foreign state, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemical, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries or Acquisition




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



         Partnerships and (C) there are no events or circumstances that may reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries or Acquisition Partnerships relating to Hazardous Materials or any Environmental Laws.

                           (xxvi) Except as set forth in the Prospectus, to the best of the Company's knowledge, the computer information systems used by the Company, its subsidiaries and the Acquisition Partnerships will not be adversely affected by issues relating to the Year 2000, including the processing of information with dates after December 31, 1999.

                  (b) Each Selling Stockholder represents and warrants to, and agrees with, the several Underwriters as follows:

                           (i)        Such Selling Stockholder is the record
         and beneficial owner of, and has, and on the First Closing Date (as herein defined), as the case may be, will have, valid and marketable title to the Securities to be sold by such Selling Stockholder, free and clear of all security interests, claims, liens, voting trust arrangements, restrictions on transferability, legends, proxies, equities or other encumbrances; and upon delivery of and payment for such Securities hereunder, the several Underwriters will acquire valid and marketable title thereto, free and clear of any security interests, claims, liens, voting trust arrangements, restrictions on transferability, legends, proxies, equities or other encumbrances. Such Selling Stockholder is selling the Securities to be sold by such Selling Stockholder for such Selling Stockholder's own account and is not selling such Securities, directly or indirectly, for the benefit of the Company, and no part of the proceeds of such sale received by such Selling Stockholder will inure, either directly or indirectly, to the benefit of the Company other than as described in the Registration Statement and Prospectus.

                           (ii)       Such Selling Stockholder has duly
         authorized, executed and delivered a letter of Transmittal and Custody Agreement ("Custody Agreement"), which Custody Agreement is a valid and binding obligation of such Selling Stockholder, to __________________________, as Custodian (the "Custodian"); pursuant to the Custody Agreement the Selling Stockholder has placed in custody with the Custodian, for delivery under this Agreement, the certificates representing the Securities to be sold by such Selling Stockholder; such certificates represent validly issued, outstanding, fully paid and nonassessable shares of Common Stock; and such certificates were duly and properly endorsed in blank for transfer, or were accompanied by all documents duly and properly executed that are necessary to validate the transfer of title thereto, to the Underwriters, free of any legend, restriction on transferability, proxy, lien or claim, whatsoever.

                           (iii) Such Selling Stockholder has the power and authority to enter into this Agreement and to sell, transfer and deliver the Securities to be sold by such Selling

         Stockholder; and such Selling Stockholder has duly authorized, executed and delivered to ________ and __________, as attorneys-in-fact (the "Attorneys-in-Fact"), an irrevocable power of attorney (a "Power of Attorney") authorizing and directing the Attorneys-in-Fact, or either of them, to effect the sale and delivery of the Securities being sold by such Selling Stockholder, to enter into this Agreement and to take all such other action as may be necessary hereunder.

                           (iv) This Agreement, the Custody Agreement and the Power of Attorney have each been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and each constitutes a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or laws affecting the rights of creditors generally and subject to general principles of equity. The execution and delivery of this Agreement, the Custody Agreement and the Power of Attorney and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or any law, regulation, order or decree applicable to such Selling Stockholder; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney or for the consummation of the transactions contemplated hereby and thereby, including the sale of the Securities being sold by such Selling Stockholder, except such as may be required under the Act or state securities laws or blue sky laws.

                           (v)        Such Selling Stockholder has not
         distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by such Selling Stockholder.

                           (vi) Such Selling Stockholder has reviewed the Registration Statement and the Prospectus and to the best knowledge of such Selling Stockholder neither the Registration Statement nor the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading regarding such Selling Stockholder.

                           (vii) Such Selling Stockholder and each of its affiliates, directly or indirectly through one or more intermediaries, do not control, are not controlled by, are not under common control with, and have no other association with (within the meaning of Article I, Section 1(m) of the By-laws of the NASD) any member firm of the NASD.

                  (c) Any certificate signed by any officer of the Company and delivered to you or the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; any certificate signed by or on behalf of any Selling Stockholder as such and delivered to you or the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

         3.       Purchase, Sale and Delivery of Securities.

                  (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell 1,000,000 Firm Shares, and each Selling Stockholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite the name of such Selling Stockholder in Schedule I hereto, to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule II hereto. The purchase price for each Firm Share shall be $      per
share. The obligation of each Underwriter to each of the Company and the Selling Stockholders shall be to purchase from each of the Company and the Selling Stockholders that number of Firm Shares (to be adjusted by the Underwriters to avoid fractional shares) which represents the same proportion of the number of Firm Shares to be sold by each of the Company and the Selling Stockholders pursuant to this Agreement as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto represents to the total number of Firm Shares to be purchased by all Underwriters pursuant to this Agreement. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraph (c) of this Section 3 and in Section 8 hereof, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified in Schedule II.

         The Firm Shares will be delivered by the Company and the Custodian to you for the accounts of the several Underwriters against payment of the purchase price therefor by certified or official bank check or other next day funds payable to the order of the Company and the Custodian, as appropriate, at the offices of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable, at 9:00 a.m. Central time on the third (or if the Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as you and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the "First Closing Date." If the Underwriters so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Underwriters. Certificates representing the Firm Shares, in definitive form and in such denominations and registered in such names as you may request upon at least two business days' prior notice to the Company and the Custodian, will be made available for checking and packaging not later than 10:30 a.m., Central time, on the business day next preceding the First Closing Date at the offices of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable.

                  (b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company, with respect to the Option Shares, hereby grants to the several Underwriters an option to purchase all or any portion of the Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised at any time (but not more than once) within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by the Underwriters to the Company setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered and the date and time, as determined by the Underwriters, when the Option Shares are to be delivered, such time and date being herein referred to as the "Second Closing" and "Second Closing Date", respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised. If the option is exercised, the obligation of each Underwriter shall be to purchase from the Company up to an aggregate of 195,000 Option Shares. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as the number of Firm Shares to be purchased by such Underwriter is of the total number of Firm Shares to be purchased by the several Underwriters, as adjusted by the Underwriters in such manner as the Underwriters deem advisable to avoid fractional shares. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

         The Option Shares will be delivered by the Company to you for the accounts of the several Underwriters against payment of the purchase price therefor by certified or official bank check or other next day funds payable to the order of the Company at the offices of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable at 9:00 a.m., Central time, on the Second Closing Date. If the Underwriters so elect, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Underwriters. Certificates representing the Option Shares in definitive form and in such denominations and registered in such names as you have set forth in your notice of option exercise, will be made available for checking and packaging not later than 10:30 a.m., Central time, on the business day next preceding the Second Closing Date at the office of Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable.

         (c) It is understood that you, individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment to the Company or the Selling Stockholders, on behalf of any Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company or any Selling Stockholder.

         4.       Covenants.

                  (a) The Company covenants and agrees with the several Underwriters as follows:

                           (i) If the Registration Statement has not already been declared effective by the Commission, the Company will use its best efforts to cause the Registration Statement and any post-effective amendments thereto to become effective as promptly as possible; the Company will notify you promptly of the time when the Registration Statement or any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or additional information; if the Company has elected to rely on Rule 430A of the Rules and Regulations, the Company will prepare and file a Prospectus (or term sheet within the meaning of Rule 434 of the Rules and Regulations) containing the information omitted therefrom pursuant to Rule 430A of the Rules and Regulations with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b), 430A and 434, if applicable, of the Rules and Regulations; if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act, the Company will prepare and file a registration statement with respect to such increase with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b); the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) that, in your opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; and the Company will not file any amendment or supplement to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) to which you shall reasonably object by notice to the Company after having been finished a copy a reasonable time prior to the filing.

                           (ii) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

                           (iii) Within the time during which a prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) relating to the Securities is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the

         Prospectus. If during such period any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Company will promptly notify you and will amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                           (iv) The Company will use its best efforts to qualify the Securities for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

                           (v)        The Company will furnish to the
         Underwriters copies of the Registration Statement (three of which will be signed and will include all exhibits), each Preliminary Prospectus, the Prospectus, each Incorporated Document and all amendments and supplements (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) to such documents, in each case as soon as available and in such quantities as the Underwriters may from time to time reasonably request.

                           (vi) During a period of three years commencing with the date hereof, the Company will furnish to each Underwriter copies of all periodic and special reports furnished to the stockholders of the Company and all information, documents and reports filed with the Commission, the NASD, Nasdaq or any securities exchange.

                           (vii) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

                           (viii)     The Company, whether or not the
         transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective under the provisions of Section 9(a) hereof or is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company's accountants and counsel and the Selling Stockholder's counsel but, except as otherwise provided below, not including fees of the Underwriters' counsel) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Prospectus, and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting or selling group documents, including blue sky memoranda, (C) all filing fees and fees and disbursements of the Underwriters' counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which you shall designate in accordance with Section 4(d) hereof, (D) the fees and expenses of any transfer agent or registrar,
         (E) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, any required review by the NASD of the terms of the sale of the Securities,
         (F) listing or quotation fees of Nasdaq and (G) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. If the sale of the Securities provided for herein is not consummated by reason of action by the Company pursuant to Section 9(a) hereof which prevents this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled or because this Agreement is terminated pursuant to Section 9(b)(i) or (ii) (with respect to 9(b)(ii), insofar as such condition is required to be fulfilled by the Company), the Company will reimburse the several Underwriters for all out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

                           (ix) During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of the Underwriters, (A) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, or announce an offering, sale or contract of sale of, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the Act with respect to any of the foregoing or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

                           (x) The Company either has caused to be delivered to you or will cause to be delivered to you prior to the effective date of the Registration Statement a letter from each of the Company's directors and the other Selling Stockholders stating that such person agrees that during a period of 90 days from the date of the Prospectus, such person will not, without your prior written consent
         (A) directly or indirectly, offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, or announce an offering, sale or contract of sale of, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

                           (xi) The Company, its subsidiaries and the Acquisition Partnerships have not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and the Company has not effected any sales of Common Stock which are required to be disclosed in response to Item 701 of Regulation S-K under the Act which have not been so disclosed in the Registration Statement.

                           (xii) Except as contemplated hereby, the Company, its subsidiaries and the Acquisition Partnerships will not incur any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  (b) Each Selling Stockholder covenants and agrees with the several Underwriters as follows:

                           (i) If this Agreement is terminated by the Underwriters because of any failure, refusal or inability on the part of such Selling Stockholder to perform any agreement on such Selling Stockholder's part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by such Selling Stockholder is not fulfilled, such Selling Stockholder agrees to reimburse the several Underwriters for all out-of-pocket disbursements (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Selling Stockholder shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

                           (ii) The Securities to be sold by such Selling Stockholder, represented by the certificates on deposit with the Custodian pursuant to the Custody Agreement of such Selling Stockholder, are subject to the interest of the several Underwriters and the other Selling Stockholders; the arrangements made for such custody are, except as specifically provided in the Custody Agreement, irrevocable; and the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of such Selling Stockholder, by operation of law, whether by the liquidation, dissolution or merger of such Selling Stockholder, by the death of such Selling Stockholder, or by the occurrence of any other event. If any Selling Stockholder should liquidate, dissolve or be a party to a merger or if any other such event should occur before the delivery of the Securities hereunder, certificates for the Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such liquidation, dissolution, merger or other event had not occurred, whether or not the Custodian shall have received notice thereof.

                           (iii) Such Selling Stockholder will not, during a period of 90 days from the date of the Prospectus, without the prior written consent of the Underwriters, (A) directly or indirectly, offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, or announce an offering, sale or contract of sale of, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

                           (iv) Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Common Stock which, if effected by the Company, would be required to be disclosed in response to Item 701 of Regulation S-K.

                           (v) Such Selling Stockholder shall immediately notify you if any event occurs, or of any change in information relating to such Selling Stockholder, which results in the Prospectus (as supplemented) including an untrue statement of a material fact or omitting to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Shares on the First Closing Date and the Option Shares on the Second Closing Date are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

                  (a) The Registration Statement shall have become effective not later than 5:00 p.m., Central time, on the date of this Agreement, or such later time and date as the Underwriters shall approve and all filings required by Rules 424, 430A and 434 of the Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any amendment thereof shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

                  (b) No Underwriter shall have advised the Company that the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

                  (c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries or any of the Acquisition Partnerships shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries or an equity interest in any Acquisition Partnership, or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, that, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

                  (d) On each Closing Date, there shall have been furnished to the Underwriters the opinion of Weil, Gotshal & Manges LLP, counsel for the Company, dated such Closing Date and addressed to you, to the effect that:

                           (i) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each Acquisition Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of its jurisdiction of organization. Each of the Company, its subsidiaries and the Acquisition Partnerships has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement and Prospectus, and is duly qualified to do business as a foreign corporation or limited partnership and is in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon the business, condition (financial or otherwise) or properties of the Company and its subsidiaries, taken as a whole.

                           (ii) The capital stock of the Company conforms as to legal matters to the description thereof contained in the Registration Statement and Prospectus, the Company's charter and the Company's Form 8-A Registration Statement filed with the Commission on July 12, 1997

         All of the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and the holders thereof are not subject to personal liability by reason of being such holders. The Securities to be issued and sold by the Company hereunder have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, the holders thereof will not be subject to personal liability by reason of being such holders and the certificates evidencing the Securities comply with all applicable requirements of Delaware law and Nasdaq. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter, by-laws or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company is bound.

                           (iii) All of the issued and outstanding shares of capital stock of each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, to the best of such counsel's knowledge, except as otherwise described in the Registration Statement and Prospectus, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. To the best of such counsel's knowledge, except as described in the Registration Statement and Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary or Acquisition Partnership any shares of the capital stock of the Company or any subsidiary of the Company or any equity interest in any Acquisition Partnership.

                           (iv) The Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of such counsel, threatened by the Commission.

                           (v) The descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or included as exhibits to the Registration Statement that are not described or included as required.

                           (vi) The Company has full corporate power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company enforceable in accordance with its terms (except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity); the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation, any agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of its property is subject, the Company's charter or by-laws, or any order or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Act or state securities laws.

                           (vii)    The Registration Statement and the
         Prospectus, and any amendment thereof or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), comply as to form in all material respects with the requirements of the Act and the Rules and Regulations; and on the basis of conferences with officers, directors and certain employees of the Company and KPMG Peat Marwick LLP, who examined certain of the financial statements of the Company included in the Registration Statement and the Prospectus, examination of documents referred to in the Registration Statement and Prospectus and such other procedures as such counsel deemed appropriate, nothing has come to the attention of such counsel that causes such counsel to believe that the Registration Statement or any amendment thereof, at the time the Registration Statement became effective and as of such Closing Date (including any Registration Statement filed under Rule 462(b) of the Rules and Regulations), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (as of its date and as of such Closing Date), as amended or supplemented, includes any untrue statement of material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data included in any of the documents mentioned in this clause.

                           (viii) All documents incorporated by reference in the Prospectus, when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act; and such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

                           (ix) The Company is not, and immediately after the consummation of the Offering in accordance with this Agreement will not be, required to be registered under the Investment Company Act of 1940, as amended, as an "investment company" and, to the actual knowledge of such counsel, is not a Company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (x) The statements contained in the Prospectus under the captions "Business -- Government Regulation," "Transferability and Ownership of Capital Stock" and "Certain Federal Income Tax Considerations", insofar as such statements constitute a summary of the legal matters referred to therein, are a fair and accurate summary in all material respects of such legal matters.

                           (xi) The merger of J-Hawk Corporation ("J-Hawk") with and into First City Bancorporation of Texas, Inc. ("FCBOT") on July 3, 1995, pursuant to an Agreement and Plan of Merger by and between FCBOT and J-Hawk, dated as of July 3, 1995, qualified for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code.

                  In rendering such opinion such counsel may rely (i) as to matters of law other than Texas, Delaware, New York and federal law, upon the opinion or opinions of local counsel provided that the extent of such reliance is specified in such opinion and that such counsel shall state that such opinion or opinions of local counsel are satisfactory to them and that they believe they and you are justified in relying thereon and (ii) as to matters of fact, to the extent such counsel deems reasonable upon certificates of officers of the Company, its subsidiaries and the Acquisition Partnerships provided that the extent of such reliance is specified in such opinion. In addition, with respect to such of the matters above as may be reasonably agreed upon by the Company and the Underwriters, such matters may be set forth in an opinion of the Company's Senior Vice President and General Counsel.

                  (e) On each Closing Date, there shall have been furnished to the Underwriters the opinion of Weil, Gotshal & Manges LLP, counsel for the Selling Stockholders, dated such Closing Date and addressed to you, to the effect that:

                           (i) Each of the Selling Stockholders is the sole record owner of the Securities to be sold by such Selling Stockholder and delivery of the certificates for the Securities to be sold by each Selling Stockholder pursuant to this Agreement, upon payment therefor by the Underwriters, will pass marketable title to such Securities to the Underwriters and the Underwriters will acquire all the rights of such Selling Stockholder in the Securities (assuming the Underwriters have no knowledge of an adverse claim), free and clear of any security interests, claims, liens, voting trust arrangements, restrictions on transferability, legends, proxies, equities or other encumbrances.

                           (ii) Each of the Selling Stockholders that is not an individual has the power and authority to enter into the Custody Agreement, the Power of Attorney and this Agreement and to perform and discharge such Selling Stockholder's obligations thereunder and hereunder; and this Agreement, the Custody Agreements and the Powers of Attorney have been duly and validly authorized, executed and delivered by (or by the Attorneys-in-Fact, or either of them, on behalf of) the Selling Stockholders and are valid and binding agreements of the Selling Stockholders, enforceable in accordance with their respective terms (except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and subject to general principles of equity).

                           (iii)    The execution and delivery of this
         Agreement, the Custody Agreement and the Power of Attorney and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation, or any agreement or instrument known to such counsel to which any Selling Stockholder that is not an individual is a party or by which such Selling Stockholder is bound or to which any of its property is subject, any such Selling Stockholder's charter or by-laws, or any order or decree known to such counsel of any court or government agency or body having jurisdiction over such Selling Stockholder or any of its respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney or for the consummation of the transactions contemplated hereby and thereby, including the sale of the Securities being sold by such Selling Stockholder, except such as may be required under the Act or state securities laws or blue sky laws.

                           (iv) Such other matters as you may reasonably request.

         In rendering such opinion such counsel may rely (i) as to matters of law other than Texas, Delaware, New York and federal law, upon the opinion or opinions of local counsel provided that the extent of such reliance is specified in such opinion and that such counsel shall state that such opinion or opinions of local counsel are satisfactory to them and that they believe they and you are justified in relying thereon and (ii) as to matters of fact, to the extent such counsel deems reasonable upon certificates of officers of the Selling Stockholders provided that the extent of such reliance is specified in such opinion.

                  (f) On each Closing Date, there shall have been furnished to the Underwriters such opinion or opinions from Jones, Day, Reavis & Pogue, counsel for the several Underwriters, dated such Closing Date and addressed to you, with respect to the formation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                  (g) On each Closing Date the Underwriters shall have received a letter of KPMG Peat Marwick LLP, dated such Closing Date and addressed to the Underwriters, confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to the Underwriters concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on such Closing Date shall be to confirm the conclusions and findings set forth in such prior letter.

                  (h) On each Closing Date, there shall have been furnished to the Underwriters, a certificate, dated such Closing Date and addressed to the Underwriters, signed by the chief executive officer and the chief financial officer or chief administrative officer of the Company, to the effect that:

                           (i) The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                           (ii) No stop order or other order suspending the effectiveness of the Registration Statement or any amendment thereof, the use of the Prospectus or any supplement thereof, or the qualification of the Securities for offering or sale has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body; and

                           (iii) The signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), and (A) such documents contain all statements and information required to be included therein, the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (B) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, (C) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries or any of the Acquisition Partnerships has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company, or any of its subsidiaries or any of the Acquisition Partnerships, or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business), in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, and
         (D) except as stated in the Registration Statement and the Prospectus, there is not pending, or, to the knowledge of the Company, threatened any action, suit or proceeding to which the Company, any of its subsidiaries or any of the Acquisition Partnerships is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company and its subsidiaries and taken as a whole.

                  (i) On each Closing Date, there shall have been furnished to the Underwriters a certificate or certificates, dated such Closing Date and addressed to the Underwriters, signed by each of the Selling Stockholders or either of such Selling Stockholder's Attorneys-in-Fact to the effect that the representations and warranties of such Selling Stockholder contained in this Agreement are true and correct as if made at and as of such Closing Date, and that such Selling Stockholder has complied with all the agreements and satisfied all the conditions on such Selling Stockholder's part to be performed or satisfied at or prior to such Closing Date.

                  (j) The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (k) The Company shall have furnished to the Underwriters and counsel for the Underwriters such additional documents, certificates and evidence as the Underwriters or they may have reasonably requested.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Underwriters and counsel for the Underwriters. The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as the Underwriters shall reasonably request.

         6.       Indemnification and Contribution.

                  (a) The Company and each Selling Stockholder, jointly and severally, agree to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company and/or such Selling Stockholders, as the case may be), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rules 430A and 434(d) of the Rules and Regulations, if applicable, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that neither the Company nor any Selling Stockholder shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof; and further provided, however, that in no event shall any Selling Stockholder be liable under the provisions of this Section 6 for any amount in excess of the aggregate amount of proceeds such Selling Stockholder received from the sale of the Securities pursuant to this Agreement.

         In addition to their other obligations under this Section 6(a), the Company and each Selling Stockholder, jointly and severally, agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(a), they will reimburse each Underwriter on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's and/or the Selling Stockholder's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriter that received such payment shall promptly return it to the party or parties that made such payment, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by __________________ (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities which the Company or the Selling Stockholders may otherwise have.

                  (b) Each Underwriter, severally but not jointly, will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company and the Selling Stockholders may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof, and will reimburse the Company and the Selling Stockholders for any legal or other expenses reasonably incurred by the Company or any such Selling Stockholder in connection with investigating or defending against any such loss, claim, damage, liability or action.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the Underwriters, it is advisable for the Underwriters to be represented as a group by separate counsel, the Underwriters shall have the right to employ a single counsel to represent all Underwriters who may be subject to liability arising from any claim in respect of which indemnity may be sought by the Underwriters under subsection (a) of this Section 6, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriters as incurred (in accordance with the provisions of the second paragraph in subsection (a) above). An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing.

                  (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company and the Selling Stockholders under this Section 6 shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with such person's consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

         7. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters, the Company and the Selling Stockholders contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, or any Selling Stockholders or any controlling person thereof, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

         8.       Substitution of Underwriters.

                  (a) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased does not aggregate more than 10% of the total amount of Firm Shares set forth in
Schedule II hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule II hereto except as may otherwise be determined by you) the Firm Shares that the withdrawing or defaulting Underwriters agreed but failed to purchase.

                  (b) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased aggregates more than 10% of the total amount of Firm Shares set forth in
Schedule II hereto, and arrangements satisfactory to you for the purchase of such Firm Shares by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination neither the Company nor any Selling Stockholder shall be under any liability to any Underwriter (except to the extent provided in Section 4(a)(viii) or Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Firm Shares agreed by such Underwriter to be purchased hereunder) be under any liability to the Company or the Selling Stockholders (except to the extent provided in Section 6 hereof).

         If Firm Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by any other party or parties, the Underwriters or the Company shall have the right to postpone the First Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 8.

         9.       Effective Date of this Agreement and Termination.

                  (a) This Agreement shall become effective at 10:00 a.m., Central time, on the first full business day following the effective date of the Registration Statement, or at such earlier time after the effective time of the Registration Statement as the Underwriters in their discretion shall first release the Securities for sale to the public; provided, that if the Registration Statement is effective at the time this Agreement is executed, this Agreement shall become effective at such time as the Underwriters in their discretion shall first release the Securities for sale to the public. For the purpose of this Section, the Securities shall be deemed to have been released for sale to the public upon release by the Underwriters of the publication of a newspaper advertisement relating thereto or upon release by the Underwriters of telexes offering the Securities for sale to securities dealers, whichever shall first occur. By giving notice as hereinafter specified before the time this Agreement becomes effective, the Underwriters or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except that the provisions of Section 4(a)(viii) or Section 6 hereof shall at all times be effective.

                  (b) The Underwriters shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be canceled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder,
(ii) any other condition of the Underwriters' obligations hereunder is not fulfilled, (iii) trading on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, by such Exchange or market or by order of the Commission or the NASD or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by Federal, New York or Texas authorities, or (vi) there has occurred any material adverse change in the financial markets in the United States or an outbreak of major hostilities (or an escalation thereof) in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any change or development involving a prospective change in national or international political, financial or economic conditions or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in the Underwriters' judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(a)(viii) or Section 6 hereof shall at all times be effective.

                  (c) If the Underwriters elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company and an Attorney-in-Fact, on behalf of the Selling Stockholders, shall be notified promptly by the Underwriters by telephone or telegram, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective, the Underwriters and an Attorney-in-Fact, on behalf of the Selling Stockholders, shall be notified by the Company by telephone or telegram, confirmed by letter.

         10. Default by One or More of the Selling Stockholders or the Company. If one or more of the Selling Stockholders shall fail at the First Closing Date to sell and deliver the number of Securities which such Selling Stockholder or Selling Stockholders are obligated to sell hereunder, and the remaining Selling Stockholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number of Securities to be sold by all Selling Stockholders as set forth in Schedule I, then the Underwriters may at their option, by notice from the Underwriters to the Company and the non-defaulting Selling Stockholders, either (a) terminate this Agreement without any liability on the part of any non-defaulting party or (b) elect to purchase the Securities which the Company and the non-defaulting Selling Stockholders have agreed to sell hereunder.

         In the event of a default by any Selling Stockholder as referred to in this Section, either the Underwriters or the Company or, by joint action only, the non-defaulting Selling Stockholders shall have the right to postpone the First Closing Date for a period not exceeding seven business days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

         If the Company shall fail at the First Closing Date to sell and deliver the number of Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party.

         No action taken pursuant to this Section shall relieve the Company or any Selling Stockholders so defaulting from liability, if any, in respect of such default.

         11. Information Furnished by Underwriters. The statements set forth in the last two paragraphs of the inside front cover page and in the fifth and sixth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the only written information furnished by or on behalf of the Underwriters referred to in Section 2 and
Section 6 hereof.

         12. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing or by telegraph and, if to the Underwriters, shall be mailed, telegraphed or delivered to the Underwriters c/o Piper Jaffray Inc., Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the following address, as appropriate: Piper Jaffray Inc., 222 South Ninth Street, Minneapolis, Minnesota 55402, The Robinson-Humphrey Company, Inc., 3333 Peachtree Road, N.E., 10th Floor, Atlanta, Georgia 30326, Sandler O'Neill & Partners, L.P., Two World Trade Center, 104th Floor, New York, New York 10048; if to the Company, shall be mailed, telegraphed or delivered to it at FirstCity Financial Corporation, 6400 Imperial Drive, Waco, Texas 76712 Attention: President; if to any of the Selling Stockholders, at the address of the Attorneys-in-Fact as set forth in the Powers of Attorney, or in each case to such other address as the person to be notified may have requested in writing. All notices given by telegram shall be promptly confirmed by letter. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

         13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, film or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

         14. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Minnesota without reference to the conflicts of laws principles thereof.

                            [Signature Page Follows]

         Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company, the Selling Stockholders and the several Underwriters in accordance with its terms.

                                       Very truly yours,

                                       FIRSTCITY FINANCIAL CORPORATION


                                       By
                                          --------------------------------------
                                                 Executive Vice President

                                       Selling Stockholders


                                       By
                                          --------------------------------------
                                                     Attorney-in-Fact


Confirmed as of the date first
above mentioned, on behalf of
themselves and the other several
Underwriters named in Schedule II
hereto:


PIPER JAFFRAY INC.


By
   -------------------------------
   Title:
          ------------------------

                                   SCHEDULE I

                              Selling Stockholders


                                                    Number of Firm
                 Name                             Shares to be Sold
                 ----                             -----------------










                                                  -----------------

         Total . . . . . . .                                341,000
                                                  =================

                                   SCHEDULE II


Underwriter                                       Number of Firm Shares(1)
-----------
Piper Jaffray Inc.

The Robinson-Humphrey Company, LLC

Sandler O'Neill & Partners, L.P.
                                                  -----------------

Total . . . . . . . .                                     1,341,000
                                                  =================


----------
(1) The Underwriters may purchase up to an additional 201,150 Option Shares, to the extent the option described in Section 3(b) of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

                                  SCHEDULE III


Acquisition Partnership                          Percentage of Ownership
-----------------------                          -----------------------








Subsidiary                                       Percentage of Ownership
----------                                       -----------------------